EXHIBIT 10.2

                        REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of January 10, 2002 by and among Bion Environmental Technologies, Inc., a Colorado corporation (the "Issuer"), and Centerpoint Corporation, a Delaware corporation (the "Investor"). The Issuer and the Investor are sometimes referred to herein collectively as the "Parties" or each individually as a "Party".

     WHEREAS, in connection with the Subscription Agreement of even date herewith by and between the Parties hereto (the "Subscription Agreement"), the Issuer has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Investor 19,000,000 shares of the Issuer's Common Stock and pursuant to Section 1.2 of the Subscription Agreement to issue additional shares of its Common Stock to the Investor under certain circumstances (collectively, the "Registrable Securities"); and

     WHEREAS, to induce the Investor to execute and deliver the Subscription Agreement, the Issuer agreed to provide certain registration rights under the Securities Act (as defined below) for the Registrable Securities.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. Registration Rights.

          1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               (a) "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

               (b) "Common Stock" shall mean the Issuer's common stock, no par value per share.

               (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (d) "Holder" shall mean the Investor or any direct or indirect transferee of Investor or another Holder, with respect to the Registrable Securities so transferred.

               (e) "Person" shall mean a corporation, a limited liability company, an association, a partnership, an organization, a business, a trust, an individual, a governmental or political subdivision thereof or a governmental agency.




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               (f) The terms "register," "registered" and "registration"
refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement by the Commission.

               (g) "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Issuer in complying with Sections
1.2 and 1.3 hereof, including, without limitation, all registration, qualification and filing fees, indenture trustee fees and expenses and other customary third party fees and expenses in connection with facilitating the public trading of the Common Stock, printing expenses, escrow fees, fees and disbursements of counsel for the Issuer, reasonable fees and disbursements of the Holders' Counsel (as defined in Section 1.5(b)), "blue sky" fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Issuer which shall be paid in any event by the Issuer). Registration Expenses shall not include Selling Expenses.

               (h) "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

               (i) "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

               (j) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (k) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all reasonable fees and disbursements of counsel for the selling Holders (other than those included in Registration Expenses).

          1.2 Registration.

               (a) Registration. The Issuer shall file with the Commission a Registration Statement effecting the registration of the Registrable Securities under the Securities Act for distribution to the stockholders of Investor (the "Registration Statement") at the earliest practicable date and within 90 days of the date of Investor's filing with the SEC its Form 10-K with audited financial statements for the year ended December 31, 2001 ("Investor's Form 10-K") and shall exert its best efforts to cause such Registration Statement to be declared effective as soon as practicable thereafter; provided, however, that should the Commission allow the Registration Statement to be filed and declared effective without the Investor's Form 10-K being filed and without including therein the Investor's audited financial statements for the year ended December 31, 2001, the Issuer shall be required to file the Registration Statement at the earliest practicable date and within 90 days of the date that such determination is made by the Commission's staff. The Issuer shall use its best efforts to

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maintain such Registration Statement continuously in effect for a period of 3 years from the date hereof; provided, however that the obligation of Issuer to maintain the effectiveness of the Registration Statement filed by Issuer hereunder shall terminate on the date that the Registrable Securities are distributed to the stockholders of Investor. If necessary, the Issuer shall cause to be filed, and shall use its best efforts to have declared effective as soon as practicable following filing, additional registration statements or amendments necessary to maintain such effectiveness for such 3 year period. Issuer shall cause Investor's Form 10-K to be filed as soon as is reasonably practicable and shall use its best efforts to cause Investor's Form 10-K to be filed with the SEC within 90 days of the date hereof.

               (b) Failure to Register or Lapse in Effectiveness.

                    (i) The parties acknowledge and agree that the covenants and agreements set forth in Section 1.2(a) are an essential inducement to the Investor's purchasing the Registrable Securities and that if such covenants and agreements are breached, the Investor would be deprived of the benefits of its bargain. The provisions of this Section 1.2 shall be in addition to and not in lieu of any other equitable or legal remedies available to the Holder in respect of any breach by the Issuer of Section 1.2 hereof.

                    (ii) In the event that the Issuer fails to file with the Commission a Registration Statement effecting the registration of the Registrable Securities under the Securities Act for distribution to the stockholders of Investor within 90 days of the date of Investor's filing with the SEC of the Investor's Form 10-K (the "Filing Deadline"), the Issuer shall pay to the Holder a penalty in shares of Issuer's Common Stock an amount equal to five percent (5%) of the outstanding shares of Issuer Common Stock held by Holder for each ninety day period after the Filing Deadline that such Registration Statement is not filed.

                    (iii) In the event that such Registration Statement is not declared effective by the Commission within nine months of the date of its initial filing (the "Effectiveness Deadline"), the Issuer shall pay to the Holder a penalty in shares of Issuer's Common Stock an amount equal to five percent (5%) of the outstanding shares of Issuer Common Stock held by Holder for each ninety day period after the Effectiveness Deadline that such Registration Statement is not declared effective by the Commission; provided, however, that the Issuer shall not be required to pay any penalty hereunder if the failure to have such Registration Statement declared effective by the Effectiveness Deadline is due solely to disclosure issues related directly to Centerpoint during the time period prior to Closing that the Issuer is unable to resolve with the Commission despite the Issuer's best efforts to have the Registration Statement declared effective as soon as practicable following the filing.

               (c) the Issuer may, at its option, in satisfaction of its obligation to file the Registration Statement in (a) above, amend its Form S-2 Registration Statement dated October 26, 2001 to cause the Registrable Securities to be included in such registration statement, within the time periods set forth in (a) above, in which event all references in this Agreement to the Registration Statement shall mean such registration statement as amended, and as amended from time to time.



                                       3

          1.3 Expenses of Registration. All Registration Expenses shall be borne by the Issuer. All Selling Expenses relating to securities registered on behalf of the Holder shall be borne by the Holder of such securities pro rata on the basis of the number of securities so registered.

          1.4 Registration Procedures. In the case of each registration, qualification or compliance effected by the Issuer pursuant to this Section 1, the Issuer will keep the Holder advised in writing as to the initiation of each registration and such amendment thereof and as to the effectiveness thereof. At its expense the Issuer will:

               (a) Promptly prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become effective as promptly as is reasonably practicable, subject, however, to the provisions of Section
1.5 of this Agreement,  and remain effective for the period provided in
Section 1.2 (the "Registration Period"); provided, however, that if, after such Registration Statement has become effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or similar order of the Commission or other governmental agency or court (an "Order"), such registration will be deemed not to have been effected except to the Holder whose untrue statement or omission is contained in any information or affidavit furnished in writing by the Holder to the Issuer specifically for inclusion in such registration statement which was the cause of such Order. Notwithstanding the foregoing, if within sixty (60) days after the effective date of such Order, the same is lifted and the effectiveness of the registration is restored, the registration shall be deemed to have been effected, provided that the Registration Period
(i) will be tolled during the period the stop order, injunction or similar order is in effect, (ii) shall resume upon the lifting thereof and (iii) shall be extended one day for each day during the period that such Order is in effect.

               (b) Furnish, at least five (5) business days before filing a Registration Statement that registers such Registrable Securities, a prospectus relating thereto and any amendments or supplements relating to such a Registration Statement or prospectus, to one counsel selected by the Holder (the "Holder's Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Holder's Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances).

               (c) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective for the Registration Period, and to comply with the provisions of the Securities Act with respect to the sale and other disposition of all securities covered by such Registration Statement.

               (d) Notify in writing to the Holder's Counsel promptly (i) of the receipt by the Issuer of any notification with respect to any comments by the Commission with respect to such Registration Statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Issuer of any notification with respect to

                                       4

the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes.

               (e) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Issuer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (f) Furnish to the Holder participating in such registration and to the underwriters of the securities being registered such number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as the Holder or underwriters may reasonably request in order to facilitate the public offering of such securities.


               (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (h) Notify the Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (i) Use its best efforts to furnish, at the request of the Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) a copy addressed to Holder of the opinion, dated such date, of the counsel representing the Issuer for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (in a non-underwritten offering) to the Holder requesting registration of Registrable Securities and
(ii) a copy addressed to Holder of the letter dated such date, from the independent certified public accountants of the Issuer, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (in a non-underwritten offering) to the Holder requesting registration of Registrable Securities.


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               (j) List the Registrable Securities on any securities
exchange on which any shares of the Common Stock are listed.

               (k) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and the securities commission or other regulatory authority of any relevant state or other jurisdiction and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

               (l) Use its best efforts to take all other steps reasonably necessary to effect the registration of such Registrable Securities contemplated hereby.

          1.5     Permissible Delay of Registration.

               (a)  If at any time or times after the Registration
Statement is declared effective by the Commission, the Issuer determines that the disclosures in such Registration Statement contain or will contain a misstatement of a material fact or omit or will omit to state any material fact which would make the statements made in the Registration Statement, in light of the circumstances under which they are made, false or misleading (a "Disclosure Condition"), the Issuer shall be entitled to either suspend the effectiveness of the Registration Statement with the Commission or suspend the availability of the Registration for resales of the Registrable Securities by the Holder, or may take both such actions, and shall promptly notify the Holder thereof by delivery of written notice (a "Suspension Notice").

               (b) Notwithstanding anything contained in subsection (a) above to the contrary, the Issuer's obligation to maintain the Registration Statement current under the provisions of Section 1.2 of this Agreement shall not be suspended by reason of the Issuer's failure to disclose information at a time when public disclosure of such information is required by law.

               (c) Upon receipt of a Suspension Notice, the Holder shall immediately discontinue the use of the Registration for any purpose until notified by the Issuer that the Registration is current and available for use by the Holder for the resale of the Registrable Securities held by it.

               (d) The Issuer shall not be entitled to suspend the effectiveness of the Registration Statement for a period longer than the later of:

                    (i)     the removal of the Disclosure Condition(s), or

                    (ii)    a period of not more than ninety (90)
consecutive days, or

                    (iii)  a period of not more than one hundred eighty
(180) days within any twelve (12) month period.

               (e) The Issuer shall use its best efforts to cure any Disclosure Condition(s) as quickly as is reasonably possible under the circumstances. As soon as practicable after obtaining the information necessary to cure the Disclosure Condition(s) or the Issuer determines that

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such Disclosure Condition(s) no longer exist(s), the Issuer shall amend or supplement the Registration Statement to the extent necessary to make the Registration Statement current, and shall give prompt written notice to the Holder when the Registration is again available for resales of the Registrable Securities.

          1.6 Indemnification.

               (a) The Issuer will indemnify the Holder and the Holder's officers, directors, employees, principals, equity holders and partners; each underwriter, broker or any other Person (other than the Issuer) acting on behalf of such Holder; and each Person (other than the Issuer) controlling such Person within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof) (collectively, "Losses"), including any of the foregoing incurred in settlement of any litigation, commenced or threatened based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, preliminary or final prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation by the Issuer of the Securities Act, state securities or "blue sky" laws or any rule or regulation promulgated thereunder applicable to the Issuer in connection with any such registration, qualification or compliance (each statement, omission or violation referred to in clauses (i), (ii) and (iii) of this Section 1.6(a) being referred to as a "Violation"), and the Issuer will reimburse the Holder, each of its officers and directors, each such underwriter, broker or other Person (other than the Issuer) acting on behalf of such Holder, and each such controlling Person (other than the Issuer) for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such Loss, provided that the Issuer will not be liable to the Holder or any such Person in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission), made in conformity with written information furnished to the Issuer by an instrument duly executed by such Holder or Person and stated to be specifically for use therein or the preparation thereby.

               (b) The Holder will, if Registrable Securities held by the Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Issuer, each of its directors and officers, each underwriter, broker or other Person acting on behalf of the Issuer, and each Person who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act, against all Losses arising out of any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, preliminary or final prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Issuer, such directors, officers, underwriters, brokers, other Persons acting on behalf of the Issuer or control Persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission

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(or alleged omission) is made in such Registration Statement, preliminary or final prospectus, offering circular or other document in conformity with written information furnished to the Issuer by an instrument duly executed by such Holder and stated to be specifically for use therein or the preparation thereby. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities in such registration.

               (c) Each Person entitled to indemnification under this
Section 1.6 (the "Indemnified Party") shall give notice to the Party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.7 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. If (i) the Indemnifying Party shall have failed to assume the defense of such claim and to employ counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and the Indemnifying Party with respect to such claim, the fees and expenses of any counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party; provided that, if the Indemnifying Party is obligated to pay the fees and expenses of counsel for other Indemnified Parties, such Indemnifying Party shall be obligated to pay only the fees and expenses associated with one attorney or law firm for the Indemnified Parties, unless there exists a conflict of interest or separate and different defenses among the Indemnified Parties. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, claim, damage, liability or action referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amounts paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the

                                       8


omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the maximum amount which the Holder shall be required to contribute pursuant to this Section 1.6(d) shall be limited to an amount equal to the net proceeds actually received by the Holder from the sale of Registrable Securities effected pursuant to such registration.

          1.7 Information by Holder. The Holder of securities included in any registration shall furnish to the Issuer in writing such information regarding the Holder, the Registrable Securities held by such Holder and the distribution proposed by such Holder as the Issuer may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

          1.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Issuer agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date that the Issuer becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

               (c) So long as the Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Issuer as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Issuer, and such other reports and documents of the Issuer and other information in the possession of or reasonably obtainable by the Issuer as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration. The Issuer will take action reasonably requested by the Holder to facilitate the transfer of Registrable Securities pursuant to Rule 144.

          1.9 Transfer of Registration Rights. The rights of the Holder hereunder shall without any further action on the part of such Holder be assigned and transferred to any transferee of the Registrable Securities; provided, that immediately after the transfer, the further disposition of any of the securities is restricted by the Securities Act; and provided further, however, that such transferee shall, as a condition to the exercise of such rights, be subject to the restrictions contained in this Agreement applicable to the seller or transferor. .

          1.10 Prohibition Against Short Sales. None of the Holders nor any of their respective affiliates, agents, successors or assigns shall engage in any short sales of the Issuer's Common Stock during the term of this Agreement. In the event that any such person engages in short sales of the Issuer's Common Stock against the future delivery of any pro rata share of the

                                       9


Registrable Securities pursuant to a Registration Statement or otherwise, the Issuer shall have no obligation to deliver such pro rata share of the Registrable Securities to such person.

     2. Miscellaneous.

          2.1 Governing Law; Submission to Jurisdiction.

               (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

               (b) The Parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 2.6. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

          2.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Holder, and the closing of the transactions contemplated hereby.

          2.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties hereto.

          2.4 Amendments. This Agreement may only be amended by mutual written Agreement of the parties.

          2.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by certified or registered mail, postage prepaid, return receipt requested, by courier or facsimile (provided confirmation of transmission is mechanically generated and kept on file by the sending party), addressed (a) if to the Holder, at such Holder's address as set forth in the Issuer's records, or at such other address as such Holder shall have furnished to the Issuer in writing, (b) if to the Issuer, at 18 East 50th Street, 10th Floor, New York, New York 10022, Attention: David Mitchell, or at such other address as the Issuer shall have furnished to the Holder in writing. Notices that are mailed shall be deemed to have been given five days after deposit in the United States mail and notices delivered personally, by facsimile or by courier shall be deemed to have been given upon delivery to recipient's address.

          2.6 Delays or Omissions. No failure or delay by any Holder in exercising any right, power or privilege hereunder and no course of dealing between the Issuer, on the one hand, and the Holder, on the other hand, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise

                                       10


thereof or the exercise of any other right, power or privilege hereunder. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically or to recover damages or to exercise any other remedy available to it at law or in equity. The foregoing rights and remedies shall be cumulative and the exercise of any right or remedy provided herein shall not preclude any Person from exercising any other right or remedy provided herein. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
No notice to or demand on the Issuer in any case shall entitle the Issuer to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Holder to any other or further action in any circumstances without notice or demand. Each covenant contained herein shall operate independently of any other covenant contained herein.

          2.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          2.8 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to Persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto, the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

          2.9 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.





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     IN WITNESS WHEREOF, the parties hereto have executed this Registration
Rights Agreement as of the date first written above.


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.


                    By:
                    Name:
                    Title:


                    CENTERPOINT CORPORATION


                    By:
                    Name:
                    Title:
















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